UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23380

Name of Fund: BlackRock Credit Strategies Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit

Strategies Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

December 31, 2019

2019 Annual Report

BlackRock Credit Strategies Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 882-0052 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	BlackRock Credit Strategies Fund

Investment Objective

BlackRock Credit Strategies Fund’s (the “Fund”) investment objective is to seek to provide high income and attractive risk-adjusted returns. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its Managed Assets (as defined below) in fixed income securities, with an emphasis on public and private corporate credit. The Fund may invest without limit in fixed-income securities across several investment sectors, including, but not limited to: fixed-income securities rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”), investment grade corporate bonds, fixed-income securities issued by governmental entities (including supranational entities), their agencies and instrumentalities, mezzanine investments, collateralized loan obligations, bank loans, mortgage-related and asset-backed securities and other fixed and floating or variable rate obligations. The Fund may invest in such fixed-income securities of issuers located in the United States and non-U.S. countries, including emerging market countries. Some of the loans in which the Fund may invest or to which it may get exposure to through its investments in collateralized debt obligations (“CDOs”) or other types of structured securities may be “covenant lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund intends to invest across multiple credit sectors and employ multiple strategies. The Fund is not required to invest in each investment sector at all times, and its investment in each investment sector may vary over time. As part of its strategy, the Fund will seek to invest in select less liquid or illiquid private credit investments, generally involving corporate borrowers, that BlackRock Advisors, LLC (the “Manager”) believes present the potential for higher yield and capital appreciation versus more liquid portions of the Fund’s portfolio. While the amount of Fund’s net assets allocated to such investments may vary over time, the Manager anticipates allocating 30-50% of the Fund’s net assets (calculated at the time of investment) to these types of investments. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	12/31/19	02/28/19 (a)	Change	High	Low
Net Asset Value	$10.24	$10.00	2.40%	$10.33	$9.96

(a)	Commencement of operations.

Overview of the Fund’s Total Investments*

PORTFOLIO COMPOSITION

Asset Type	12/31/19		06/30/19
Corporate Bonds	58%		71%
Floating Rate Loan Interests	24		12
Asset-Backed Securities	9		8
Capital Trusts	6		4
Investment Companies	3		4
Foreign Agency Obligations	—	(a)	1
Common Stocks	—	(a)	—	(a)
Other	—	(a)	—	(a)

(a)	Representing less than 1% of the Fund’s total investments.
*	Excludes Short-Term Securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	12/31/19	06/30/19
A	1%	1%
BBB/Baa	14	14
BB/Ba	18	24
B/B	46	42
CCC	8	9
N/R	13	10

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Credit Strategies Fund

Performance and Portfolio Management Commentary

Returns since inception (February 28, 2019) through December 31, 2019 were as follows:

Returns Based On
Net Asset Value
Fund(a)	7.41%
Lipper General Bond Funds(b)	7.21

(a)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date.
(b)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Exposure to broad global credit markets added to Fund performance over the period as spreads tightened. Contributions to performance came from the Fund’s positions within U.S. high yield corporate bonds, Asia corporate issues, Europe high yield and investment grade corporate securities, capital securities and bank loans. Positions in collateralized loan obligations, emerging market ex-Asia issues and private credit also contributed positively.

Detractors were limited during the period as both risk assets and defensive assets performed well. Portfolio strategies to manage risk and equity derivatives detracted from performance.

The Fund utilizes various derivatives positions as part of its investment strategy, including employing leverage, forward contracts to hedge foreign currency exposure of non-U.S. positions back to U.S. dollars, interest rate futures to adjust duration positioning tactically as needed, and credit default swaps to gain access to or to manage risk in broad market exposure.

The Fund’s cash position averaged 10.8% during the abbreviated fiscal period. The position was representative of the Fund’s patient approach, as the investment adviser awaited favorable entry points into credit markets. The Fund’s cash position had a negative impact on performance during the period given the use of leverage in the Fund.

Describe recent portfolio activity.

The Fund’s inception date was February 28, 2019. As such, a significant portion of the period was spent deploying capital across various credit sectors. As the period progressed, the Fund began to utilize the credit facility to employ leverage and build out its allocation to private credit, which ended the period at nearly 13%.

Describe portfolio positioning at period end.

At period end, the Fund maintained allocations to global public credit markets, while the investment adviser continued to find value in and allocate capital to private credit markets, where the Fund should achieve an attractive yield premium over broadly syndicated markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	5

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under a reverse repurchase agreement (including accrued interest) or the treasury roll transaction, then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as early withdrawal fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example for Continuously Offered Closed-End Fund

Actual				Hypothetical (c)
		Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)
$1,000.00	$1,041.00	$10.55	$7.72	$1,000.00	$1,014.87	$10.41	$1,017.64	$7.63

(a)	Expenses are equal to the Fund's annualized expense ratio of 2.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses for Continuously Offered Closed-End Funds” for further information on how expenses were calculated.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES FOR CONTINUOUSLY OFFERED CLOSED-END FUNDS	7

Schedule of Investments December 31, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.0%

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA		51,927	$31,633

Total Common Stocks — 0.0% (Cost — $31,316)			31,633

	Par (000)

Asset-Backed Securities — 9.9%
Aqueduct European CLO DAC, Series 2017-2X, Class E, (3 mo. Euribor + 4.40%), 4.40%, 10/15/30(a)	EUR	289	299,995
Arbour CLO IV DAC, Series 4X, Class E, (3 mo. Euribor + 5.60%), 5.60%, 01/15/30(a)		300	335,990
Ares LIII CLO Ltd. (3 mo. LIBOR US + 3.75%), 5.69%, 04/24/31(a)(b)	USD	500	501,582
Ares XL CLO Ltd., Series 2016-40A, Class CR, (3 mo. LIBOR US + 3.40%), 5.40%, 01/15/29(a)(b)		500	499,988
Ares XLIV CLO Ltd., Series 2017-44A, Class C, (3 mo. LIBOR US + 3.45%), 5.45%, 10/15/29(a)(b)		500	499,988
ASSURANT CLO II Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.85%), 4.82%, 04/20/31(a)(b)		500	486,496
Avoca CLO XX DAC (3 mo. Euribor + 5.75%), 5.75%, 07/15/32(a)	EUR	300	327,709
Cairn CLO IV BV, Series 2014-4X, Class ERR, (3 mo. Euribor + 5.88%), 5.88%, 04/30/31(a)		200	223,312
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class D, 5.25%, 10/17/30(b)(c)	USD	1,238	1,222,752
CIFC European Funding CLO I DAC, Series 1X, Class E, (3 mo. Euribor + 5.86%), 5.86%, 07/15/32(a)	EUR	200	218,469
CVC Cordatus Loan Fund XV DAC, Series 15X, Class E, (3 mo. Euribor + 5.78%), 5.78%, 08/26/32(a)		150	161,895
Dryden 36 Senior Loan Fund, Series 2014-36A, Class DR2, (3 mo. LIBOR US + 3.70%), 5.70%, 04/15/29(a)(b)	USD	500	499,257
GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.35%), 5.32%, 04/20/29(a)(b)		500	500,012
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.50%), 4.50%, 04/15/31(a)(b)		1,000	942,206
Harvest CLO XXII DAC, 6.00%, 01/15/32(c)	EUR	150	164,680
OCP CLO Ltd., Series 2013-4A, Class CR, (3 mo. LIBOR US + 3.96%), 5.90%, 04/24/29(a)(b)	USD	500	500,003
Octagon Investment Partners 31 LLC, Series 2017-1A, Class D, (3 mo. LIBOR US + 3.70%), 5.67%, 07/20/30(a)(b)		500	500,039
OHA Loan Funding Ltd., Series 2013-1A, Class DR2, (3 mo. LIBOR US + 3.05%), 4.98%, 07/23/31(a)(b)		750	735,315
Regatta VI Funding Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.70%), 4.67%, 07/20/28(a)(b)		500	477,523
Regatta X Funding Ltd., Series 2017-3A, Class D, (3 mo. LIBOR US + 2.75%), 4.75%, 01/17/31(a)(b)		250	238,393
TICP CLO VIII Ltd., Series 2017-8A, Class C, (3 mo. LIBOR US + 3.10%), 5.07%, 10/20/30(a)(b)		500	494,571
Tikehau CLO V BV, Series 5X, Class E, (3 mo. Euribor + 5.82%), 5.82%, 04/15/32(a)	EUR	150	164,028
Voya CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.33%), 5.33%, 04/17/30(a)(b)	USD	500	490,607

Total Asset-Backed Securities — 9.9% (Cost — $10,452,108)			10,484,810

Security	Par (000)		Value

Corporate Bonds — 66.9%

Aerospace & Defense — 2.0%
Bombardier, Inc.(b):
7.50%, 12/01/24	USD	106	$111,367
7.88%, 04/15/27		422	434,132
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(d)		124	129,832
SSL Robotics LLC, 9.75%, 12/31/23(b)		20	21,750
TransDigm UK Holdings PLC, 6.88%, 05/15/26		200	213,000
TransDigm, Inc.(b):
6.25%, 03/15/26		971	1,051,214
5.50%, 11/15/27		90	91,011
Triumph Group, Inc., 6.25%, 09/15/24(b)		55	57,819

			2,110,125

Airlines — 0.2%
SriLankan Airlines Ltd., 7.00%, 06/25/24		200	197,480

Auto Components — 0.9%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 05/15/27(b)		63	64,426
Jaguar Land Rover Automotive PLC, 4.50%, 01/15/26	EUR	100	107,968
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26		200	235,153
6.25%, 05/15/26(b)	USD	204	219,810
8.50%, 05/15/27(b)		255	270,937

			898,294

Banks — 0.7%
Emirates NBD Bank PJSC (6 year USD Swap + 3.66%), 6.13%(e)(f)		200	210,250
Kasikornbank PCL (5 year CMT + 1.70%), 3.34%, 10/02/31(e)		200	200,625
National Westminster Bank PLC(c)(f):
Series A, 2.50%		10	8,612
Series B, 2.06%		100	86,125
QIIB Tier 1 Sukuk Ltd. (5 year CMT + 3.19%), 4.88%(e)(f)		200	200,202

			705,814

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49		500	649,658

Building Products — 0.5%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)		37	38,156
CPG Merger Sub LLC, 8.00%, 10/01/21(b)		326	326,815
Modern Land China Co. Ltd., 12.85%, 10/25/21		200	190,750

			555,721

Capital Markets — 0.6%
Cerah Capital Ltd., 0.00%, 08/08/24(g)(h)		200	195,000
Huarong Finance Co. Ltd., Series 2019, 4.50%, 05/29/29		200	211,375
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)		44	46,750
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		200	194,187

			647,312

Chemicals — 2.6%
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(b)		731	749,275
Element Solutions, Inc., 5.88%, 12/01/25(b)		590	617,287
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	100	113,123
Monitchem HoldCo 3 SA (3 mo. Euribor + 5.25%), 5.25%, 03/15/25(a)		100	114,133

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
PQ Corp., 5.75%, 12/15/25(b)	USD	527	$550,715
Rock International Investment Co., 6.63%, 03/27/20		300	135,469
TPC Group, Inc., 10.50%, 08/01/24(b)		51	51,383
Vedanta Resources Finance II PLC, 9.25%, 04/23/26		400	398,592

			2,729,977

Commercial Services & Supplies — 1.3%
ADT Security Corp., 4.88%, 07/15/32(b)		50	45,875
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(b)		32	34,184
Core & Main LP, 6.13%, 08/15/25(b)		530	552,525
GFL Environmental, Inc.(b):
5.38%, 03/01/23		4	4,120
5.13%, 12/15/26		68	71,494
8.50%, 05/01/27		64	70,400
GW B-CR Security Corp., 9.50%, 11/01/27(b)		10	10,675
Mobile Mini, Inc., 5.88%, 07/01/24		489	508,560
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	116,769

			1,414,602

Communications Equipment — 1.1%
CommScope, Inc., 6.00%, 03/01/26(b)	USD	395	420,181
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(b)		84	88,725
Zayo Group LLC/Zayo Capital, Inc.:
6.38%, 05/15/25		237	244,307
5.75%, 01/15/27(b)		382	388,207

			1,141,420

Construction & Engineering — 0.6%
China Singyes Solar Technologies Holdings Ltd., (2.0% Cash or 4.00% PIK), 6.00%, 12/19/22(d)(i)(j)		199	178,744
Delhi International Airport Ltd., 6.45%, 06/04/29		200	213,750
frontdoor, Inc., 6.75%, 08/15/26(b)		203	221,270
SRS Distribution, Inc., 8.25%, 07/01/26(b)		27	27,878

			641,642

Construction Materials — 0.1%
Core & Main Holdings LP, (8.625% Cash or 9.38% PIK), 8.63%, 09/15/24(b)(d)		77	80,080

Consumer Discretionary — 0.8%
Dun & Bradstreet Corp., 6.88%, 08/15/26(b)		283	312,361
Global A&T Electronics Ltd., 8.50%, 01/12/23		200	184,125
Viking Cruises Ltd., 5.88%, 09/15/27(b)		337	360,169

			856,655

Consumer Finance — 2.0%
Ally Financial, Inc., 8.00%, 11/01/31		199	276,232
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(d)	EUR	100	92,128
Refinitiv US Holdings, Inc.(b):
6.25%, 05/15/26	USD	393	428,861
8.25%, 11/15/26		496	558,620
Springleaf Finance Corp.:
6.88%, 03/15/25		110	125,125
5.38%, 11/15/29		28	29,226
Verscend Escrow Corp., 9.75%, 08/15/26(b)		594	649,688

			2,159,880

Containers & Packaging — 1.2%
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		572	589,217
Trivium Packaging Finance BV(b):
5.50%, 08/15/26		200	210,750
8.50%, 08/15/27		400	445,000

			1,244,967

Security	Par (000)		Value

County/City/Special District/School District — 0.1%
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(h)	EUR	100	$94,206

Diversified Consumer Services — 0.6%
Ascend Learning LLC, 6.88%, 08/01/25(b)	USD	418	438,900
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		200	205,000
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/26(b)		28	30,433

			674,333

Diversified Financial Services — 3.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(b)		240	257,928
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	134,712
BOC Aviation Ltd., 3.00%, 09/11/29	USD	200	196,138
Celestial Dynasty Ltd., 4.25%, 06/27/29		200	201,625
CFLD Cayman Investment Ltd., 8.60%, 04/08/24		400	413,000
Fairstone Financial, Inc., 7.88%, 07/15/24(b)		12	12,900
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	111,890
Huarong Finance Co. Ltd., :
3.25%, 11/13/24	USD	200	200,413
3.88%, 11/13/29		200	201,624
Lloyds Banking Group PLC (5 year CMT + 4.82%), 6.75%(e)(f)		225	243,562
Murphy Oil USA, Inc., 4.75%, 09/15/29		27	28,514
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		400	351,500
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(g)(h)		200	205,375
Power Finance Corp. Ltd., 3.75%, 06/18/24		200	203,344
Scenery Journey Ltd., 11.00%, 11/06/20		400	409,000
Spectrum Brands, Inc., 5.00%, 10/01/29(b)		19	19,617
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(b)		324	334,530
Wanda Group Overseas Ltd., 7.50%, 07/24/22		200	192,500

			3,718,172

Diversified Telecommunication Services — 1.3%
CenturyLink, Inc.:
5.63%, 04/01/25		106	112,630
5.13%, 12/15/26(b)		129	131,274
Series P, 7.60%, 09/15/39		36	37,620
Series U, 7.65%, 03/15/42		79	82,753
Series Y, 7.50%, 04/01/24		255	287,513
Frontier Communications Corp., 8.00%, 04/01/27(b)		312	326,040
SoftBank Group Corp., 3.13%, 09/19/25	EUR	300	344,081
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)	USD	55	55,963

			1,377,874

Electric Utilities — 0.4%
Adani Transmission Ltd., 4.25%, 05/21/36		200	202,000
ReNew Power Synthetic, 6.67%, 03/12/24		200	207,000
Talen Energy Supply LLC:
6.50%, 06/01/25		6	5,121
10.50%, 01/15/26(b)		6	5,707

			419,828

Electronic Components — 0.1%
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		200	141,938

Electronic Equipment, Instruments & Components — 0.6%
AAC Technologies Holdings, Inc., 3.00%, 11/27/24		200	198,500
LG Display Co. Ltd., 1.50%, 08/22/24(h)		400	422,500

			621,000

Energy Equipment & Services — 1.3%
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(b)		25	26,438

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Energy Equipment & Services (continued)
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(b)	USD	40	$40,688
Neerg Energy Ltd., 6.00%, 02/13/22		400	400,908
Transocean, Inc., 9.00%, 07/15/23(b)		205	216,531
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 09/01/27		676	704,122

			1,388,687

Environmental, Maintenance, & Security Service — 0.3%
GFL Environmental, Inc., 7.00%, 06/01/26(b)		207	218,675
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		118	123,015

			341,690

Equity Real Estate Investment Trusts (REITs) — 0.0%
Iron Mountain, Inc., 4.88%, 09/15/29(b)		49	49,774

Food & Staples Retailing — 0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC, 5.88%, 02/15/28(b)		74	78,625
Casino Guichard Perrachon SA, 4.50%, 03/07/24	EUR	100	102,075
Picard Groupe SAS (3 mo. Euribor + 3.00%), 3.00%, 11/30/23(a)		100	109,926
Premier Foods Finance PLC, 6.25%, 10/15/23	GBP	100	138,712

			429,338

Food Products — 1.1%
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(b)	USD	92	92,460
JBS USA LUX SA/JBS USA Finance, Inc.(b):
5.75%, 06/15/25		396	410,355
6.75%, 02/15/28		375	414,727
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(b)		71	78,901
Knight Castle Investments Ltd., 7.99%, 01/23/21		300	136,500
Performance Food Group, Inc., 5.50%, 10/15/27(b)		46	49,162

			1,182,105

Health Care Equipment & Supplies — 1.6%
Avantor, Inc.(b):
6.00%, 10/01/24		626	667,460
9.00%, 10/01/25		240	268,207
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(b)		726	721,463

			1,657,130

Health Care Providers & Services — 2.9%
Centene Corp.(b):
4.25%, 12/15/27		97	99,789
4.63%, 12/15/29		230	241,810
CHS/Community Health Systems, Inc.(b):
8.63%, 01/15/24		2	2,120
8.00%, 03/15/26		195	200,850
HCA, Inc., 5.25%, 06/15/49		500	558,964
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		433	418,927
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(b)(d)		116	107,828
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		329	329,000
10.00%, 04/15/27		31	34,023
Tenet Healthcare Corp.:
8.13%, 04/01/22		102	112,838
4.88%, 01/01/26(b)		241	252,423
6.25%, 02/01/27(b)		426	458,482
5.13%, 11/01/27(b)		159	167,944
Vizient, Inc., 6.25%, 05/15/27(b)		47	50,290

			3,035,288

Security	Par (000)		Value

Health Care Technology — 0.5%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)	USD	507	$520,942

Hotels, Restaurants & Leisure — 1.8%
1011778 BC ULC/New Red Finance, Inc., 5.00%, 10/15/25(b)		778	803,285
Golden Nugget, Inc., 6.75%, 10/15/24(b)		405	419,175
LHMC Finco 2 Sarl, (7.25% Cash or 8.00% PIK), 7.25%, 10/02/25(d)	EUR	100	116,236
Scientific Games International, Inc.(b):
8.25%, 03/15/26	USD	101	111,352
7.00%, 05/15/28		47	50,408
7.25%, 11/15/29		47	50,995
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32	GBP	100	168,231
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)	USD	41	43,563
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)		85	91,162
Yum! Brands, Inc., 4.75%, 01/15/30(b)		64	67,040

			1,921,447

Household Durables — 0.2%
APL Realty Holdings Pte Ltd., 5.95%, 06/02/24		200	165,310
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 09/15/27(b)		40	42,200
Installed Building Products, Inc., 5.75%, 02/01/28(b)		18	19,238
Mattamy Group Corp., 5.25%, 12/15/27(b)		20	20,800

			247,548

Household Products — 0.2%
Energizer Holdings, Inc., 7.75%, 01/15/27(b)		210	234,686

Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp.:
5.75%, 01/15/25		124	127,255
5.13%, 03/15/28(b)		224	228,637
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)		50	50,687
NRG Energy, Inc.:
6.63%, 01/15/27		7	7,595
5.75%, 01/15/28		9	9,765
5.25%, 06/15/29(b)		59	63,794

			487,733

Industrial Conglomerates — 1.5%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 09/15/24(b)		13	13,357
Vertiv Group Corp.(b):
10.00%, 05/15/24		1,089	1,165,230
9.25%, 10/15/24		390	419,250

			1,597,837

Insurance — 1.4%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(b)		15	16,313
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(b)		181	193,842
AmWINS Group, Inc., 7.75%, 07/01/26(b)		30	33,154
Asahi Mutual Life Insurance Co. (5 year USD Swap + 4.59%), 6.50%(e)(f)		200	216,475
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		35	36,400
HUB International Ltd., 7.00%, 05/01/26(b)		420	444,150
Nationstar Mortgage Holdings, Inc., 9.13%, 07/15/26(b)		98	108,535
NFP Corp., 8.00%, 07/15/25(b)		15	15,300
QBE Insurance Group Ltd. (10 year USD ICE Swap Rate + 4.40%), 5.88%, 06/17/46(e)		200	218,024

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Insurance (continued)
Union Life Insurance Co. Ltd., 3.00%, 09/19/21	USD	200	$174,100

			1,456,293

Interactive Media & Services — 0.3%
Baozun, Inc., 1.63%, 05/01/24(b)(h)		103	95,184
Netflix, Inc., 3.63%, 06/15/30	EUR	100	115,255
Uber Technologies, Inc.(b):
7.50%, 11/01/23	USD	15	15,675
8.00%, 11/01/26		31	32,317
7.50%, 09/15/27		26	26,674

			285,105

IT Services — 1.0%
21Vianet Group, Inc., 7.88%, 10/15/21		400	398,789
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		626	633,825

			1,032,614

Leisure Products — 0.2%
Mattel, Inc.(b):
6.75%, 12/31/25		146	156,921
5.88%, 12/15/27		53	55,849

			212,770

Machinery — 0.5%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(b)		24	24,900
Manitowoc Co., Inc., 9.00%, 04/01/26(b)		19	19,903
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	112,966
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)	USD	358	354,420

			512,189

Media — 5.8%
Altice Financing SA(b):
6.63%, 02/15/23		302	307,285
7.50%, 05/15/26		406	436,450
Altice France SA(b):
7.38%, 05/01/26		408	438,045
8.13%, 02/01/27		200	225,250
Altice Luxembourg SA(b):
7.63%, 02/15/25		200	207,750
10.50%, 05/15/27		400	456,020
CCO Holdings LLC/CCO Holdings Capital Corp.(b):
5.13%, 05/01/27		471	496,905
5.38%, 06/01/29		16	17,120
4.75%, 03/01/30		18	18,325
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.75%, 04/01/48		500	583,962
Clear Channel Worldwide Holdings, Inc.(b):
9.25%, 02/15/24		649	718,768
5.13%, 08/15/27		237	246,788
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)		242	257,730
CSC Holdings LLC(b):
6.50%, 02/01/29		368	410,320
5.75%, 01/15/30		200	213,500
Entercom Media Corp., 6.50%, 05/01/27(b)		34	36,380
iHeartCommunications, Inc., 4.75%, 01/15/28(b)		16	16,400
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		280	240,531
9.75%, 07/15/25(b)		64	59,200
Summer BidCo BV, (9.0% Cash or 9.75% PIK), 9.00%, 11/15/25(d)	EUR	200	239,177
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28	USD	200	213,500

Security	Par (000)		Value

Media (continued)
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)	USD	67	$70,853
Ziggo Bond Co. BV, 5.88%, 01/15/25(b)		200	206,126

			6,116,385

Metals & Mining — 4.2%
Allegheny Technologies, Inc., 5.88%, 12/01/27		47	49,350
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(b)		109	114,995
China Hongqiao Group Ltd., 7.38%, 05/02/23		200	170,500
Constellium SE(b):
5.75%, 05/15/24		408	419,220
5.88%, 02/15/26		658	695,835
Freeport-McMoRan, Inc., 5.45%, 03/15/43		864	894,240
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)		24	24,624
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24		400	365,016
New Gold, Inc., 6.25%, 11/15/22(b)		74	73,653
Novelis Corp.(b):
6.25%, 08/15/24		507	531,716
5.88%, 09/30/26		518	551,207
thyssenkrupp AG, 2.88%, 02/22/24	EUR	100	115,653
Vedanta Resources Finance II PLC, 8.00%, 04/23/23	USD	450	446,625

			4,452,634

Oil, Gas & Consumable Fuels — 3.5%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(b)		104	103,442
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		11	11,163
8.25%, 07/15/25		190	194,275
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		30	31,200
Chesapeake Energy Corp.:
4.88%, 04/15/22		33	26,070
11.50%, 01/01/25(b)		148	139,860
CNX Resources Corp., 5.88%, 04/15/22		403	403,282
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		207	211,140
DCP Midstream Operating LP, 6.75%, 09/15/37(b)		111	116,550
eG Global Finance PLC, 6.25%, 10/30/25	EUR	142	168,440
EnLink Midstream Partners LP:
5.60%, 04/01/44	USD	16	12,960
5.05%, 04/01/45		2	1,580
Hess Midstream Partners LP, 5.13%, 06/15/28(b)		21	21,263
Hilong Holding Ltd., 8.25%, 09/26/22		400	403,250
Ithaca Energy North Sea PLC, 9.38%, 07/15/24(b)		200	209,000
Kinder Morgan, Inc., 5.20%, 03/01/48		250	290,312
Murphy Oil Corp.:
5.88%, 12/01/27		24	25,200
5.88%, 12/01/42		12	11,040
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		96	123,954
Noble Holding International Ltd., 7.88%, 02/01/26(b)		31	22,475
Pacific Drilling SA, 8.38%, 10/01/23(b)		240	219,000
Parkland Fuel Corp., 5.88%, 07/15/27(b)		29	31,185
QEP Resources, Inc.:
5.38%, 10/01/22		4	4,020
5.63%, 03/01/26		21	20,480
Rowan Cos., Inc., 4.88%, 06/01/22		43	31,390
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		250	271,820
Sunoco LP/Sunoco Finance Corp., 6.00%, 04/15/27		6	6,405
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 01/15/28(b)		512	501,760

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 03/01/30(b)	USD	61	$62,677
Viper Energy Partners LP, 5.38%, 11/01/27(b)		21	21,840

			3,697,033

Personal Products — 0.1%
Coty, Inc., 4.75%, 04/15/26	EUR	100	118,339

Pharmaceuticals — 3.5%
Allergan Funding SCS, 4.75%, 03/15/45	USD	250	272,279
Bausch Health Cos., Inc.(b):
6.13%, 04/15/25		778	803,853
5.50%, 11/01/25		185	193,325
7.00%, 01/15/28		50	55,190
5.00%, 01/30/28		104	106,745
7.25%, 05/30/29		62	70,835
5.25%, 01/30/30		103	106,811
Eagle Holding Co. II LLC, (7.750% Cash or 8.50% PIK), 7.75%, 05/15/22(b)(d)		56	56,861
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(b)		716	739,046
Luye Pharma Group Ltd., 1.50%, 07/09/24(h)		400	424,750
MEDNAX, Inc., 6.25%, 01/15/27(b)		383	392,575
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	120,246
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	USD	132	131,340
Rossini Sarl, 6.75%, 10/30/25	EUR	100	124,789
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25		100	118,690

			3,717,335

Plastics — 0.1%
Pearl Holding III Ltd., 9.50%, 12/11/22	USD	200	134,200

Professional Services — 0.1%
Dun & Bradstreet Corp., 10.25%, 02/15/27(b)		126	144,900

Real Estate — 5.4%
Agile Group Holdings Ltd. (5 year CMT + 11.08%), 7.75%(e)(f)		200	202,500
Central China Real Estate Ltd.:
6.75%, 11/08/21		200	199,132
7.25%, 04/24/23		400	400,000
China Aoyuan Group Ltd., 7.95%, 02/19/23		200	212,000
China Resources Land Ltd. (5 year CMT + 5.14%), 3.75%(e)(f)		200	200,500
China SCE Group Holdings Ltd., 7.25%, 04/19/23		200	204,130
CIFI Holdings Group Co. Ltd., 6.55%, 03/28/24		200	205,000
Easy Tactic Ltd.:
8.63%, 02/27/24		300	311,156
8.13%, 07/11/24		200	203,500
Fantasia Holdings Group Co. Ltd., 12.25%, 10/18/22		200	205,000
JGC Ventures Pte Ltd., 10.75%, 08/30/21		200	207,950
Kaisa Group Holdings Ltd., 11.95%, 10/22/22		200	209,500
KWG Group Holdings Ltd., 7.88%, 09/01/23		200	210,250
New Metro Global Ltd., 7.50%, 12/16/21		200	200,000
No Va Land Investment Group Corp., 5.50%, 04/27/23(h)		400	391,625
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		210	212,489
Redco Properties Group Ltd., 13.50%, 01/21/20		200	200,437
Ronshine China Holdings Ltd., 8.95%, 01/22/23		400	418,750
Times China Holdings Ltd., 7.63%, 02/21/22		300	310,071
Vanke Real Estate Hong Kong Co. Ltd., 3.15%, 05/12/25		200	199,381
Yango Justice International Ltd., 10.25%, 03/18/22		400	403,000

Security	Par (000)		Value

Real Estate (continued)
Zhenro Properties Group Ltd.:
9.15%, 03/08/22	USD	200	$206,250
8.70%, 08/03/22		200	203,500

			5,716,121

Real Estate Management & Development — 2.9%
China Evergrande Group, 8.25%, 03/23/22		200	187,000
Consus Real Estate AG, 9.63%, 05/15/24	EUR	100	120,583
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22	USD	400	409,399
Jingrui Holdings Ltd., 10.88%, 10/04/21		200	188,062
Jinke Properties Group Co. Ltd., 8.38%, 06/20/21		400	404,500
Kaisa Group Holdings Ltd., 11.75%, 02/26/21		200	209,875
Redsun Properties Group Ltd., 9.95%, 04/11/22		400	396,000
Seazen Group Ltd., 7.50%, 01/22/21		200	200,625
Sino-Ocean Land Treasure IV Ltd., 4.75%, 08/05/29		200	198,875
Sunac China Holdings Ltd.:
7.25%, 06/14/22		200	205,442
7.95%, 10/11/23		200	210,750
Xinyuan Real Estate Co. Ltd., 9.88%, 03/19/20		200	189,500
Yuzhou Properties Co. Ltd., 6.00%, 10/25/23		200	195,500

			3,116,111

Road & Rail — 0.2%
Hertz Corp., 7.63%, 06/01/22(b)		40	41,600
Loxam SAS, 4.25%, 04/15/24	EUR	100	115,816

			157,416

Software — 1.6%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(b)	USD	499	539,544
Informatica LLC, 7.13%, 07/15/23(b)		500	507,500
RP Crown Parent LLC, 7.38%, 10/15/24(b)		394	409,268
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(b)		221	234,494

			1,690,806

Specialty Retail — 0.4%
IAA, Inc., 5.50%, 06/15/27(b)		34	36,125
PetSmart, Inc.(b):
7.13%, 03/15/23		9	8,820
5.88%, 06/01/25		152	154,850
Staples, Inc., 7.50%, 04/15/26(b)		180	186,750

			386,545

Technology Hardware, Storage & Peripherals — 0.1%
NCR Corp.(b):
5.75%, 09/01/27		21	22,365
6.13%, 09/01/29		49	53,171

			75,536

Textiles, Apparel & Luxury Goods — 0.1%
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	96,954

Tobacco — 0.5%
BAT Capital Corp., 4.54%, 08/15/47		500	502,861

Utilities — 0.3%
China Huaneng Group Hong Kong Treasury Management Holding Ltd., 3.00%, 12/10/29		200	200,967
Huachen Energy Co. Ltd., 6.63%, 05/18/20		200	95,625

			296,592

Wireless Telecommunication Services — 0.6%
Altice France SA, 5.50%, 01/15/28(b)		200	205,510
Sprint Capital Corp.:
6.88%, 11/15/28		41	44,178
8.75%, 03/15/32		85	103,169

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
Sprint Corp.:
7.88%, 09/15/23	USD	182	$200,806
7.13%, 06/15/24		62	66,882
7.63%, 03/01/26		9	9,925
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 06/01/22(b)(d)		18	17,813

			648,283

Total Corporate Bonds — 66.9% (Cost — $68,326,119)			70,742,205

Floating Rate Loan Interests(a) — 27.3%

Aerospace & Defense — 1.0%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, (3 mo. LIBOR + 4.00%), 5.94%, 04/06/26		63	63,162
Bleriot US Bidco, Inc.:
Term Loan B, (3 mo. LIBOR + 4.75%), 6.69%, 10/31/26		22	22,497
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, (3 mo. LIBOR + 4.00%), 5.94%, 04/06/26		117	117,481
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 7.25%, 04/09/26(k)		25	24,689
One Sky Fight LLC, 0.00%,		613	598,066
TransDigm, Inc.:
2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.30%, 06/09/23		168	168,894
2018 Term Loan G, 08/22/24(l)		13	12,783

			1,007,572

Air Freight & Logistics — 0.1%
WestJet Airlines Ltd., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.72%, 12/11/26		67	67,539

Airlines — 0.0%
American Airlines, Inc., 2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 3.74%, 12/14/23		49	49,634

Auto Components — 0.3%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 04/30/26		139	138,913
USI, Inc.:
2017 Repriced Term Loan, 4.94%, 05/16/24		92	92,221
2019 Incremental Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 12/02/26		5	5,027
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 02/05/26		40	40,086

			276,247

Banks — 0.1%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 11/01/24		81	79,564

Building Materials — 0.1%
Allied Universal Holdco LLC:
2019 Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%), 4.25%, 07/10/26		11	11,128
Allied Universal Holdco LLC:
2019 Term Loan B, (1 mo. LIBOR + 4.25%), 6.05%, 07/10/26		112	112,397

			123,525

Building Products — 0.6%
Coolsys, Inc., Term Loan(k)(l):
Delayed Draw, 11/21/26		66	65,482
11/21/26		389	384,708

Security	Par (000)		Value

Building Products (continued)
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24	USD	54	$54,420
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.20%, 12/19/23		81	81,356

			585,966

Capital Markets — 0.2%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 02/13/25		85	85,027
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.99%, 04/12/24		39	38,799
Travelport Finance (Luxembourg) Sarl, 2019 Term Loan, (3 mo. LIBOR + 5.00%), 6.94%, 05/29/26		67	62,288

			186,114

Chemicals — 2.0%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.94%, 01/31/24		118	117,754
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 3.69%, 06/01/24		55	54,659
Canam Construction, Inc., Term Loan B, 1.00%, 07/01/24(k)		1,611	1,603,197
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/16/24		96	95,671
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 05/16/24		13	13,000
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 04/03/25		15	14,551
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, 06/28/24(l)		10	10,373
Encapsys LLC, 1st Lien Term Loan, 11/07/24(l)		31	31,074
Invictus US LLC, 1st Lien Term Loan, 03/28/25(l)		17	16,244
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.44%, 03/01/26		54	53,820
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 05/15/24		31	30,633
Oxea Holding Drei GmbH, 2017 Term Loan B2, 10/14/24(l)		68	67,862
PQ Corp., 2018 Term Loan B, 4.43%, 02/08/25		53	53,464

			2,162,302

Commercial Services & Supplies — 0.6%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.85%, 11/10/23		64	64,665
Aramark Services, Inc., 2019 Term Loan B4, 01/27/27(l)		20	20,094
Asurion LLC, 2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 4.80%, 11/03/24		163	164,188
Creative Artists Agency, LLC, 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 11/27/26		96	96,720
Diamond (BC) BV, Term Loan, 09/06/24(l)		28	27,148
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/30/25		27	26,914
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.06%, 09/19/26		7	6,896
Prime Security Services Borrower LLC, 2019 Term Loan B1, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.94%, 09/23/26		56	55,972
US Ecology, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 08/14/26		8	8,055
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/27/25		99	99,499

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
West Corp., 2017 Term Loan, 5.93%, 10/10/24	USD	69	$58,562

			628,713

Communications Equipment — 0.0%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 11/21/24		37	37,135

Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.29%, 06/21/24		86	86,108
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.49%, 04/12/25		16	15,864
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/23/25		55	54,416

			156,388

Construction Materials — 0.7%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 3.80%, 01/15/27		62	61,877
Core & Main LP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.44%, 08/01/24		125	124,450
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 03/29/25		57	57,096
Forterra Finance LLC, 2017 Term Loan B, 10/25/23(l)		21	20,449
Kellermeyer Bergensons Services LLC:
2019 Term Loan, (3 mo. LIBOR + 6.50%), 8.39%, 11/07/26(k)		429	425,223
Tamko Building Products, Inc., Term Loan B, (3 mo. LIBOR + 3.25%), 5.16%, 06/01/26(k)		15	15,360

			704,455

Containers & Packaging — 0.2%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.23%, 04/03/24		74	73,989
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.69%, 12/29/23		63	62,254
Pregis TopCo Corp., 1st Lien Term Loan, 07/31/26(l)		24	23,993

			160,236

Distributors — 0.1%
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 08/28/24		68	55,532

Diversified Consumer Services — 0.4%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 07/12/24		45	45,023
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.24%, 01/15/27		67	65,797
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, 07/12/25(l)		66	65,127
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, 05/15/24(l)		23	23,261
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.25%, 11/14/22		117	115,758
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 03/19/26		74	75,089
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 07/13/23		69	69,073

			459,128

Diversified Financial Services — 4.3%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 6.80%, 08/01/26		65	64,391

Security	Par (000)		Value

Diversified Financial Services (continued)
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/04/24	USD	148	$149,169
Allsup’s Convenience Stores, Inc., Term Loan, (3 mo. LIBOR + 6.25%), 8.00%, 11/18/24(k)		24	23,721
Bad Boy Movers Acquisition LLC, 1.00%, 12/06/25(k)		710	703,094
Barri Financial Group LLC, Term Loan, 1.00%, 10/23/24(k)		368	361,753
Comet Bidco Ltd., 2018 USD Term Loan B, 09/30/24(l)		2,000	1,957,500
EG Finco Ltd., 2018 Term Loan, 02/07/25(l)		47	47,222
Gladson LLC, Term Loan(k):
1st Lien, 1.00%, 10/24/24		1,122	1,120,500
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 07/03/24(k)		64	64,590
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 07/30/25		32	31,878
Starwood Property Trust, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 07/27/26		10	10,031

			4,533,849

Diversified Telecommunication Services — 0.2%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 01/31/25		39	38,938
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/16/24		25	24,935
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 11/04/26		24	24,285
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 11/15/24		62	61,590
Telesat Canada, 2019 Term Loan 12/07/26(l)		16	15,620

			165,368

Electrical Equipment — 0.1%
Gates Global LLC, 2017 Repriced Term Loan B, 04/01/24(l)		93	92,905

Energy Equipment & Services — 0.0%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 02/12/25(k)		36	35,516

Equity Real Estate Investment Trusts (REITs) — 0.2%
Claros Mortgage Trust, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.96%, 08/09/26(k)		34	34,085
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 03/21/25		62	62,002
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 12/20/24		95	95,392

			191,479

Food & Staples Retailing — 0.2%
Albertsons LLC, 2019 Term Loan B8, (1 mo. LIBOR + 2.75%), 4.55%, 08/17/26		348	351
BCPE Empire Holdings, Inc.:
2019 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 06/11/26		1	578
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 06/11/26		23	23,119
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, 05/23/25(l)		4	4,222
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 5.49%, 05/23/25		50	49,076

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food & Staples Retailing (continued)
US Foods, Inc.:
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 06/27/23	USD	99	$99,498
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/13/26		41	41,038

			217,882

Food Products — 1.0%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.55%, 11/19/26		86	85,746
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, 10/01/25(l)		21	21,260
Arnott’s Biscuits Ltd., 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%), 9.41%, 12/17/27(k)	AUD	1,000	698,241
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 10/10/23	USD	93	93,269
Hostess Brands LLC, 2019 Term Loan, 08/03/25(l)		4	4,003
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 02/05/23		163	163,789

			1,066,308

Health Care Equipment & Supplies — 0.2%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 06/15/21		109	108,448
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 4.69%, 09/24/24		30	24,230
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.31%, 06/30/25		120	118,725

			251,403

Health Care Providers & Services — 0.4%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 06/30/25		18	18,072
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 06/07/23		61	61,326
Da Vinci Purchaser Corp., 2019 Term Loan, 12/03/26(l)		20	20,000
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 06/06/25		16	15,766
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 10/10/25		63	53,721
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.44%, 03/05/26(k)		14	13,582
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.56%, 07/02/25		26	25,982
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/06/26		35	34,825
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 06/07/23		41	40,797
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 10/20/22		46	38,316
NVA Holdings, Inc., Term Loan B3, (3 mo. LIBOR + 1.75%), 6.50%, 02/02/25		55	54,666
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 02/06/24		35	27,942
Vizient, Inc., 2019 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 05/06/26		30	29,859

			434,854

Security	Par (000)		Value

Health Care Services — 0.1%
Emerald TopCo., Inc., Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 07/24/26	USD	54	$54,118
WP CityMD Bidco LLC, 2019 Term Loan B, 08/13/26(l)		54	54,011

			108,129

Health Care Technology — 0.2%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 6.40%, 02/11/26		108	108,611
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.30%, 03/01/24		88	88,119
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 10/10/25		45	44,862

			241,592

Hotels, Restaurants & Leisure — 0.8%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 02/02/26(k)		15	15,467
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 3.72%, 10/19/24		44	44,204
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 3.85%, 09/15/23		25	25,048
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 12/23/24		114	114,266
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.80%, 11/30/23		33	32,970
Golden Nugget LLC, 2017 Incremental Term Loan B, (3 mo. LIBOR + 2.75%), 4.72%, 10/04/23		45	44,683
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.22%, 02/05/25		92	92,476
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/29/24		25	24,641
Playtika Holding Corp., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.80%, 12/10/24		30	30,177
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 02/22/24		23	23,056
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 08/14/24		77	77,459
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.44%, 07/10/25		115	116,405
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 06/08/23		74	74,570
Whatabrands LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.94%, 08/02/26		76	76,175

			791,597

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.30%, 08/12/26		35	34,751

Industrial Conglomerates — 0.2%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 11/30/23		138	137,532
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.90%, 11/28/21		34	33,674
Sundyne US Purchaser, Inc., Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 05/15/26		47	47,418

			218,624

Insurance — 0.5%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 05/09/25		64	64,310
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.99%, 05/09/25		37	36,788

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Insurance (continued)
AmWINS Group, Inc., 2017 Term Loan B, 01/25/24(l)	USD	67	$67,784
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, 10/22/24(l)		46	46,403
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 12/02/24		40	39,822
Hub International Ltd.:
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 4.69%, 04/25/25		118	118,099
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.90%, 04/25/25		21	21,193
Sedgwick Claims Management Services, Inc.:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 09/03/26		35	35,108
Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/31/25		87	86,816

			516,323

Interactive Media & Services — 1.9%
Ancestry.com Operations, Inc., Non-Extended Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 10/19/23		40	39,281
Aptos, Inc., Term Loan, 1.00%, 07/23/25		1,995	1,963,382
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.90%, 11/03/23		17	16,432
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 05/06/24		33	31,915

			2,051,010

IT Services — 1.5%
Acquia, Inc,. Term Loan, (3 mo. LIBOR + 7.00%), 8.91%, 10/31/25(k)		316	310,707
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 10/31/26		48	48,264
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 06/01/22		77	77,473
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.44%, 08/01/24		35	28,756
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/01/23		54	53,885
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 3.55%, 11/16/26		97	96,956
Web.com Group, Inc., 2018 2nd Lien Term Loan, 10/09/26(l)		1,000	959,380

			1,575,421

Life Sciences Tools & Services — 0.8%
Albany Molecular Research, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 08/30/24		23	22,709
Cambrex Corp., Second Lien, 1.00%, 12/06/27(k)		521	513,548
eResearchTechnology, Inc., 2019 Term Loan, 11/20/26(l)		45	45,281
Sotera Health Holdings LLC, 2019 Term Loan,12/11/26(l)		216	215,975

			797,513

Machinery — 0.1%
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 03/28/25		114	111,933

Media — 1.1%
Altice Financing SA, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.51%, 01/31/26		39	38,634

Security	Par (000)		Value

Media (continued)
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 5.74%, 08/14/26	USD	93	$92,593
Clear Channel Outdoor Holdings, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 08/21/26		139	139,296
Connect Finco Sarl, Term Loan B, 12/11/26(l)		129	129,909
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/27		65	65,052
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 5.03%, 08/24/26		38	37,826
iHeartCommunications, Inc., Exit Term Loan, (1 mo. LIBOR + 4.00%), 5.69%, 05/01/26		32	32,502
Intelsat Jackson Holdings SA, 2017 Term Loan B3, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/27/23		5	5,004
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 12/01/23		69	60,884
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 6.74%, 10/22/26		35	35,394
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 03/24/25		27	27,055
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 09/13/24		57	56,973
Midcontinent Communications, 2019 Term Loan B, (3 mo. LIBOR + 2.25%), 3.99%, 08/15/26		15	14,930
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 4.30%, 05/29/26		13	12,652
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.23%, 03/03/25(k)		79	78,205
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 02/01/24		47	47,434
Terrier Media Buyer, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 6.15%, 12/17/26		28	28,263
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 09/28/23(k)		93	93,232
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 03/15/24		35	34,511
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 05/18/25		47	47,000
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/25		61	61,160

			1,138,509

Metals & Mining — 0.1%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 2 - 6.41%, 07/31/25		32	28,430
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 03/08/24		99	99,341

			127,771

Multiline Retail — 0.0%
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, 10/25/23(l)		21	16,939

Oil & Gas Equipment & Services — 0.0%
McDermott Technology Americas, Inc.:
2018 1st Lien Term Loan, 10/21/21(l)		29	17,095
2018 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 05/09/25		30	17,416

			34,511

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.38%, 1.00% Floor), 12.18%, 12/31/21	USD	35	$26,114
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 09/27/24		12	11,023
Edgewater Generation LLC, Term Loan, 12/13/25(l)		34	32,352

			69,489

Personal Products — 0.1%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.19%, 10/01/26		61	61,512

Pharmaceuticals — 0.4%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.31%, 05/04/25		38	33,815
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.06%, 04/29/24		31	29,992
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.74%, 11/15/27		55	55,693
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.30%, 08/18/22		190	191,126
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.74%, 06/02/25		152	152,508

			463,134

Professional Services — 2.0%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 02/09/26		50	49,822
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 6.79%, 02/06/26		99	99,784
Institutional Shareholder Services Inc., 2019 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.44%, 03/05/26(k)		1,995	1,955,075
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.41%, 08/04/25(k)		30	29,176

			2,133,857

Real Estate Management & Development — 0.3%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 04/18/24		92	92,647
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 08/21/25		84	84,211
ESH Hospitality, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/18/26		15	15,603
Forest City Enterprises LP, 2019 Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 12/08/25		94	94,432
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 02/08/25		30	29,549
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 01/23/25		35	34,844

			351,286

Road & Rail — 0.0%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 06/13/23		24	22,043

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/19/26		11	11,053

Security	Par (000)		Value

Software — 2.6%
Applied Systems, Inc.:
2017 1st Lien Term Loan, 09/19/24(l)	USD	104	$104,319
2017 2nd Lien Term Loan, 8.94%, 09/19/25		7	7,117
Bluefin Holding LLC, Term Loan, 1.00%, 09/04/26(k)		294	291,598
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 10/02/25		79	78,289
Cerence, Inc., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.69%, 10/01/24(k)		18	17,055
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/29/24		94	93,643
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 5.34%, 05/28/24		35	30,895
Ellie Mae, Inc., Term Loan, (3 mo. LIBOR + 4.00%), 5.94%, 04/17/26		86	86,161
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 10/01/25		193	194,252
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 02/01/22		190	190,613
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 08/05/22		108	108,330
Kronos, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.91%, 11/01/23		199	199,820
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 09/30/24		100	100,440
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 11/29/24		64	63,451
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 10/12/23		76	76,891
Severin Acquisition LLC, 2018 Term Loan B, 08/01/25(l)		39	38,560
SolarWinds Holdings, Inc., 2018 Term Loan B, 02/05/24(l)		114	114,676
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 03/03/23		93	92,820
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.19%, 09/30/22		131	131,224
SS&C Technologies, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		25	25,137
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 05/01/24		110	110,618
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.71%, 06/30/26		100	99,927
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 05/04/26		61	61,199
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 07/02/25		89	87,851
Winshuttle LLC FILO, Term Loan, 1.00%, 08/09/24(k)		304	296,197

			2,701,083

Specialty Retail — 0.3%
Belron Finance US LLC, 2019 USD Term Loan B, (3 mo. LIBOR + 2.50%), 4.44%, 11/07/26		42	42,132
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.06%, 06/28/26(k)		14	14,058
MarketLive LLC, 1.00%, 12/18/20(k)		97	95,083
MED ParentCo LP:
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 08/31/26		2	1,634
1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 08/31/26		31	30,686

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Specialty Retail (continued)
Midas Intermediate Holdco II LLC, Incremental Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.70%, 08/18/21	USD	50	$48,665
PetSmart, Inc., Term Loan B2, 03/11/22(l)		96	94,978

			327,236

Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 3.45%, 04/29/23		43	43,659

Textiles, Apparel & Luxury Goods — 0.1%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.19%, 08/27/26(k)		61	61,909

Thrifts & Mortgage Finance — 0.1%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, 05/23/25(l)		101	101,386

Tobacco — 0.8%
JUUL LABS, Inc., Term Loan, (3 mo. LIBOR + 7.00%), 8.90%, 08/02/23(k)		898	895,301

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 01/02/25		40	39,720

Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.91%, 11/28/24		40	39,001

Total Floating Rate Loan Interests — 27.3% (Cost — $28,706,136)			28,815,906

Foreign Agency Obligations — 0.5%
Republic of Maldives Ministry of Finance and Treasury Bond, 7.00%, 06/07/22		200	186,950
Sri Lanka Government International Bond:
6.83%, 07/18/26		200	196,386
7.55%, 03/28/30		200	197,487

Total Foreign Agency Obligations — 0.5% (Cost — $590,730)			580,823

	Shares

Investment Companies — 4.0%
Invesco Senior Loan ETF		49,000	1,118,180
iShares JP Morgan USD Emerging Markets Bond ETF(n)		18,476	2,116,611
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF		29,507	1,003,533

Total Investment Companies — 4.0% (Cost — $4,111,281)			4,238,324

	Par (000)

Preferred Securities

Capital Trusts — 6.5%

Banks — 3.4%
Banco de Sabadell SA, 6.50%(e)(f)	USD	200	234,435
Banco Santander SA, 6.75%(e)(f)		200	247,290
Bank of East Asia Ltd., 5.88%(e)(f)		250	259,063
Bankia SA, 6.00%(e)(f)		200	236,828
Burgan Bank SAK, 5.75%(e)(f)		200	203,750

Security	Par (000)		Value

Banks (continued)
CaixaBank SA, 6.75%(e)(f)	USD	200	$251,822
Credit Agricole SA, 7.88%(b)(e)(f)		200	227,960
Credit Suisse Group AG, 7.50%(b)(e)(f)		500	561,875
HSBC Holdings PLC, 6.88%(e)(f)		500	524,375
Intesa Sanpaolo SpA, 7.75%(e)(f)		200	271,606
Wells Fargo & Co., Series U, 5.88%(e)(f)		500	556,250

			3,575,254

Diversified Financial Services — 2.1%
Bank of America Corp., Series Z, 6.50%(e)(f)		500	567,500
Credit Suisse Group AG, 7.50%(b)(e)(f)		200	218,870
HBOS Capital Funding LP, 6.85%(f)		200	204,200
JPMorgan Chase & Co., Series FF, 5.00%(e)(f)		410	426,400
UBS Group AG, 7.00%(b)(e)(f)		500	546,250
UniCredit SpA, 7.50%(e)(f)		200	262,178

			2,225,398

Diversified Telecommunication Services — 0.4%
Telefonica Europe BV(e)(f):
3.88%		100	121,893
4.38%		100	125,069
5.88%		100	130,826

			377,788

Insurance — 0.2%
FWD Ltd., 5.50%(e)(f)		200	191,648

Real Estate Management & Development — 0.1%
TLG Finance Sarl, 3.38%(e)(f)		100	118,373

Utilities — 0.2%
Electricite de France SA(e)(f):
4.00%		100	122,365
6.00%		100	146,865

			269,230

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC, 3.10%,(c)		100	117,778

Total Capital Trusts — 6.5% (Cost — $6,582,156)			6,875,469

Total Preferred Securities — 6.5%			6,875,469

Total Long-Term Investments — 115.1% (Cost — $118,799,846)			121,769,170

	Shares

Short-Term Securities — 4.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(m)(n)		4,292,879	4,292,879

Total Short-Term Securities — 4.1% (Cost — $4,292,879)			4,292,879

Total Investments — 119.2% (Cost — $123,092,725)			126,062,049

Liabilities in Excess of Other Assets — (19.2)%			(20,265,896)

Net Assets — 100.0%			$105,796,153

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund

(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Perpetual security with no stated maturity date.
(g)	Zero-coupon bond.
(h)	Convertible security.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Non-income producing security.
(k)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Annualized 7-day yield as of period end.

(n)

During the period ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Purchased		Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,292,879	(b)	—	4,292,879	$4,292,879	$233,967	$9	$—
iShares JP Morgan USD Emerging Markets Bond ETF	18,476		—	18,476	2,116,611	79,173	—	118,406

					$6,409,490	$313,140	$9	$118,406

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	7	03/20/20	$899	$(7,613)
Short Contracts
10-Year U.S. Treasury Note	11	03/20/20	1,413	7,958
10-Year U.S. Ultra Long Treasury Note	3	03/20/20	422	5,058
U.S. Treasury Ultra Bond	2	03/20/20	363	11,684
Long Gilt Future	1	03/27/20	131	2,834
5-Year U.S. Treasury Note	2	03/31/20	237	766

				28,300

				$20,687

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	40,000	USD	44,410	BNP Paribas S.A.	01/10/20	$478
EUR	55,000	USD	60,747	Bank of America N.A.	01/10/20	973

						1,451

USD	61,223	EUR	55,132	Bank of America N.A.	01/10/20	(645)
USD	99,810	EUR	90,000	Bank of America N.A.	01/10/20	(1,187)
USD	278,035	EUR	250,000	Bank of America N.A.	01/10/20	(2,512)
USD	810,234	EUR	730,000	Morgan Stanley & Co. International PLC	01/10/20	(8,965)
USD	33,156	EUR	30,000	State Street Bank and Trust Co.	01/10/20	(510)
USD	111,093	EUR	100,000	State Street Bank and Trust Co.	01/10/20	(1,126)
USD	5,988,553	EUR	5,420,000	State Street Bank and Trust Co.	01/10/20	(93,717)
USD	276,777	GBP	210,000	Morgan Stanley & Co. International PLC	01/10/20	(1,445)
USD	308,618	GBP	240,000	State Street Bank and Trust Co.	01/10/20	(9,351)
USD	856,828	AUD	1,250,000	State Street Bank and Trust Co.	02/05/20	(21,089)

						(140,547)

	Net unrealized depreciation					$(139,096)

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	B+	EUR 100	$2,841	$(2,232)	$5,073

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	—	(2,232)	5,073	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on future contracts(a)	$—	$—	$—	$—	$28,300	$—	$28,300
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,451	—	—	1,451
Swap
Unrealized appreciation on OTC swaps; Swap premiums paid	—	5,073	—	—	—	—	5,073

	$—	$5,073	$—	$1,451	$28,300	$—	$34,824

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on future contracts(a)	$—	$—	$—	$—	$7,613	$—	$7,613
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	140,547	—	—	140,547
Swap
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,232	—	—	—	—	2,232

	$—	$2,232	$—	$140,547	$7,613	$—	$150,392

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, is reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2019, the effect of derivative financial instrument in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$9,332	$—	$9,332
Forward foreign currency exchange contracts	—	—	—	111,084	—	—	111,084
Options purchased(a)	—	—	(98,908)	—	—	—	(98,908)
Options written	—	—	64,466	—	—	—	64,466
Swaps	—	5,934	—	—	—	—	5,934

	$—	$5,934	$(34,442)	$111,084	$9,332	$—	$91,908

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$20,687	$—	$20,687
Forward foreign currency exchange contracts	—	—	—	(139,096)	—	—	(139,096)
Swaps	—	5,073	—	—	—	—	5,073

	$—	$5,073	$—	$(139,096)	$20,687	$—	$(113,336)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$676,730
Average notional value of contracts — short	$896,635
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$5,855,211
Average amounts sold — in USD	$384,138
Options:
Average market value of option contracts purchased	$39
Average value of option contracts written	$—	(a)
Credit default swaps:
Average notional value of contracts — short	$28,042

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$4,078	$1,521
Swaps — Centrally cleared	—	842
Forward foreign currency exchange contracts	1,451	140,547
Swaps — OTC(a)	5,073	2,232

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$10,602	$145,142
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,078)	(2,363)

Total derivative assets and liabilities subject to an MNA	$6,524	$142,779

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$973	$(973)	$—	$—	$—
BNP Paribas S.A.	478	—	—	—	478
JPMorgan Chase Bank N.A.	5,073	(2,232)	—	—	2,841

	$6,524	$(3,205)	$—	$—	$3,319

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$4,344	$(973)	$—	$—	$3,371
JPMorgan Chase Bank N.A.	2,232	(2,232)	—	—	—
Morgan Stanley & Co. International PLC	10,410	—	—	—	10,410
State Street Bank and Trust Co.	125,793	—	—	—	125,793

	$142,779	$(3,205)	$—	$—	$139,574

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$—	$31,633	$—	$31,633
Asset-Backed Securities	—	10,484,810	—	10,484,810
Corporate Bonds	1,733,456	69,008,749	—	70,742,205
Floating Rate Loan Interests	—	18,575,554	10,240,352	28,815,906
Foreign Agency Obligations	—	580,823	—	580,823
Investment Companies	4,238,324	—	—	4,238,324
Preferred Securities	—	6,875,469	—	6,875,469
Short-Term Securities	4,292,879	—	—	4,292,879
Unfunded Floating Rate Loan Interests(a)	—	3,350	—	3,350
Liabilities:
Unfunded Floating Rate Loan Interests(a)	—	—	(5,625)	(5,625)

	$10,264,659	$105,560,388	$10,234,727	$126,059,774

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$5,073	$—	$5,073
Forward foreign currency contracts	—	1,451	—	1,451
Interest rate contracts	28,300	—	—	28,300
Liabilities:
Forward foreign currency contracts	—	(140,547)	—	(140,547)
Interest rate contracts	(7,613)	—	—	(7,613)

	$20,687	$(134,023)	$—	$(113,336)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Strategies Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening balance, as of February 28, 2019(a)	$—	$—	$—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	2,850	—	2,850
Net realized gain (loss)	2,852	—	2,852
Net change in unrealized appreciation (depreciation)(b)(c)	23,247	(5,625)	17,622
Purchases	10,596,424	—	10,596,424
Sales	(385,021)	—	(385,021)

Closing Balance, as of December 31, 2019	$10,240,352	$(5,625)	$10,234,727

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 (c)	$23,247	$(5,625)	$17,622

(a)	Commencement of operations.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third-party pricing information in the amount of $5,037,030. A significant change in the third-party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Floating Rate Loan Interests	$5,197,697	Income	Discount Rate	7% - 12%	9%
		Market	Recent Transactions	—	—

	$5,197,697

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	23

Statement of Assets and Liabilities

December 31, 2019

BlackRock Credit Strategies Fund

ASSETS
Investments at value — unaffiliated (cost — $116,801,641)	$119,652,559
Investments at value — affiliated (cost — $6,291,084)	6,409,490
Cash pledged for futures contracts	41,000
Foreign currency at value (cost — $240,570)	244,794
Receivables:
Investments sold	496,903
Capital shares sold	92,990
Dividends — affiliated	6,749
Dividends — unaffiliated	4,710
Interest — unaffiliated	1,547,480
From the Manager	48,141
Variation margin on futures contracts	4,078
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,451
OTC swaps	5,073
Deferred offering costs	166,395
Prepaid expenses	50,502
Unfunded floating rate loan interests	3,350

Total assets	128,775,665

LIABILITIES
Bank overdraft	517,414
Payables:
To the Manager	909,298
Investments purchased	4,483,571
Bank borrowings	16,000,000
Income dividend distributions	439,923
Interest expense	62,952
Offering costs	118,570
Other accrued expenses	297,017
Variation margin on futures contracts	1,521
Variation margin on centrally cleared swaps	842
Swap premiums received	2,232
Unrealized depreciation on:
Forward foreign currency exchange contracts	140,547
Unfunded floating rate loan interests	5,625

Total liabilities	22,979,512

NET ASSETS	$105,796,153

NET ASSETS CONSIST OF
Paid-in capital	$102,953,495
Accumulated earnings	2,842,658

NET ASSETS	$105,796,153

Based on net assets of $105,796,153 and 10,334,925 shares outstanding, unlimited shares authorized, $0.001 par value	$10.24

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Period February 28, 2019(a) to December 31, 2019

BlackRock Credit Strategies Fund

INVESTMENT INCOME
Dividends — affiliated	$313,140
Dividends — unaffiliated	75,003
Interest — unaffiliated	4,869,264
Other income	53,794

Total investment income	5,311,201

EXPENSES
Offering	862,975
Investment advisory	856,350
Professional	831,956
Trustees and Officer	69,727
Printing	30,337
Accounting services	24,772
Custodian	24,285
Transfer agent	2,018
Registration	871
Miscellaneous	54,574

Total expenses excluding interest expense	2,757,865
Interest expense	300,712

Total expenses	3,058,577
Less:
Fees waived and/or reimbursed by the Manager	(1,501,917)
Transfer agent fees waived and/or reimbursed	(2,018)

Total expenses after fees waived and/or reimbursed	1,554,642

Net investment income	3,756,559

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	300,810
Futures contracts	9,332
Forward foreign currency exchange contracts	111,084
Foreign currency transactions	123,828
Capital gain distributions from investment companies—affiliated	9
Options written	64,466
Swaps	5,934

615,463

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,850,918
Investments — affiliated	118,406
Futures contracts	20,687
Forward foreign currency exchange contracts	(139,096)
Foreign currency translations	5,869
Swaps	5,073
Unfunded floating rate loan interests	(2,275)

2,859,582

Net realized and unrealized gain	3,475,045

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,231,604

(a)	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statement of Changes in Net Assets

BlackRock Credit Strategies Fund
Period from 02/28/19 (a) to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,756,559
Net realized gain	615,463
Net change in unrealized appreciation (depreciation)	2,859,582

Net increase in net assets resulting from operations	7,231,604

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(4,888,480)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	103,322,695
Reinvestment of common distributions	30,334

Net increase in net assets derived from capital share transactions	103,353,029

NET ASSETS
Total increase in net assets	105,696,153
Beginning of period	100,000

End of period	$105,796,153

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout the period)

	BlackRock Credit Strategies Fund
	Period from 02/28/19 (a) to 12/31/19

Net asset value, beginning of period	$10.00

Net investment income(b)	0.38
Net realized and unrealized (loss)	0.35

Net increase from investment operations	0.73

Distributions(c)
From net investment income	(0.45)
From net realized gain	(0.04)

Total distributions	(0.49)

Net asset value, end of period	$10.24

Total Return(d)
Based on net asset value	7.41	%(e)

Ratios to Average Net Assets
Total expenses	3.44	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.84	%(f)(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.47	%(f)(g)

Net investment income	4.45	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$105,796

Borrowings outstanding, end of period (000)	$16,000

Asset coverage, end of period per $1,000 of bank borrowings	$7,612

Portfolio turnover rate	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.
(h)	Audit and offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, total expenses would have been 3.62%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Credit Strategies Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a non-diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund determines and makes available for publication the NAV of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund, but may range from 0.00% to 3.50%.

The Fund offers one class of shares designated as Institutional Shares.

Prior to commencement of operations on February 28, 2019, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 Common Shares on February 13, 2019 to BlackRock Financial Management, Inc., an affiliate of the Fund, for $100,000. Investment operations for the Fund commenced on February 28, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Organization costs associated with the establishment of the Fund in the amount of $96,500 was paid by the Manager. The Fund is not obligated to repay any such organizational costs paid by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded “OTC” options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However,

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage pass-through securities Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender,

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statement of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Acquia, Inc.	$34,287	$33,620	$34,287	$667
BCPE Empire Holdings, Inc.	3,978	3,978	3,986	8
Bleriot US Bidco Inc.	3,485	3,450	3,515	65
Connect Finco Sarl	104,617	102,686	105,041	2,355
Gladson LLC	375,000	375,000	369,375	(5,625)
Kellermeyer Bergensons Services, LLC	227,415	227,415	227,415	—
McDermott Technology Americas Inc	7,296	7,224	7,434	210
MED ParentCo LP	6,053	5,998	6,043	45

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stand ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.00% of the average daily value of the Fund’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into sub-advisory agreements with BlackRock Capital Investment Advisors, LLC (“BCIA”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BCIA, BIL and BRS for services they provide for that portion of the Fund for which BCIA, BIL and BRS, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75%. 0.25% of such fee is a shareholder service fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. Prior to December 1, 2019, this waiver and/or reimbursement was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended December 31, 2019, the amount waived was $7,456.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. For the period ended December 31, 2019, the Manager waived $17,128 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets of the share class. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2021. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended December 31, 2019, the Manager waived $1,477,333 pursuant to this arrangement.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are transfer agent fees waived and/or reimbursed, in the Statement of Operations. For the period ended December 31, 2019, expense waivers and/or reimbursements were $2,018.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 1, 2026, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of December 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring December 31, 2021
Fund Level	$1,477,333
Institutional	2,018

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the period ended December 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were $159,334,111 and $41,109,434 respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the nondeductible expenses were reclassified to the following accounts:

Paid-in capital	$(499,534)
Accumulated earnings	499,534

The tax character of distributions paid was as follows:

12/31/19
Ordinary income	$4,887,825
Long-term capital gains	655

$4,888,480

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$48,100
Undistributed long-term capital gains	15,247
Net unrealized gains(a)	2,779,311

$2,842,658

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, amortization methods for premiums on fixed income securities, the classification of investments, dividends deemed recognized for tax purposes, and the accounting for swap agreements.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$123,159,790

Gross unrealized appreciation	$3,861,704
Gross unrealized depreciation	(953,478)

Net unrealized appreciation	$2,908,226

9.	BANK BORROWINGS

On June 14, 2019, the Fund entered into a credit agreement with Société Générale (the “Lender”) that established a revolving credit facility with an initial commitment of up to $150 million (the “Facility”). The Facility may be increased to a maximum of $450 million. The Facility has an initial three-year term, which may be extended with the payment of an extension fee. The Facility has the following terms: an agreed upon interest rate on amounts borrowed, a commitment fee on unused commitment amounts and an upfront fee paid to the Lender. The Fund’s borrowings, if any, are secured by eligible securities held in its portfolio of investments.

During the period, the Fund paid the commitment fee based on the daily unused portion of the Facility. The fees associated with the agreement are included in the Statement of Operations as interest expense and fees, if any. Advances to the Fund as of period end, if any, are shown in the Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value. For the period ended December 31, 2019, the average amount of bank borrowings and the daily weighted average interest rates for the Fund for loans under the revolving credit agreements was $1,498,371 and 3.58% respectively.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001. Shares issued and outstanding for the period ended December 31, 2019, increased by 2,971 as a result of dividend reinvestment and 10,331,954 from the initial public offering.

The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate 3 month intervals. The amount of the repurchase offers is shown as redemptions of shares resulting from repurchase offers in the Statement of Changes in Net Assets. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased to compensate the Fund for expenses directly related to the repurchase offer, which is included in the capital share transactions in the Statement of the Changes in Net Assets. Costs directly related to the repurchase offer, primarily mailing and printing costs, are shown as repurchase offer in the Statement of Operations. During the period ended December 31, 2019, the Fund conducted three repurchase offers, each for up to 5% of its outstanding Common Shares; however no shares were repurchased as there were no Common Shares tendered for repurchase.

As of December 31, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 9,800,000 shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Credit Strategies Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Credit Strategies Fund (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statements of operations, changes in net assets, and the financial highlights for the period from February 28, 2019 (commencement of operations) through December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, the changes in its net assets, and the financial highlights for the period from February 28, 2019 through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the period ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund.

	Months Paid	Percentage
Qualified Dividend Income for Individuals(a)	March — December 2019	5.02%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	March — December 2019	1.26%
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(b)	March — December 2019	51.21%
Federal Obligation Interest(c)	March — December 2019	2.12%

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares of the Fund by BNY Mellon Investment Servicing (US) Inc. (the “Reinvestment Plan Agent”), unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting your bank, broker or other nominee who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

In the case of record shareholders such as banks, brokers or other nominees that hold Fund common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact the bank, broker or other nominee for details. Such shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the reinvestment date; there is no sales or other charge for reinvestment.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent, in writing to: BlackRock Funds, C/O BNY Mellon Investment Servicing, PO Box 9819, Providence, RI 02940.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	39

Trustee and Officer Information

Independent Trustees

Name Year of Birth (a)(b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester 1951	Chair of the Board and Trustee (Since 2018)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Frank J. Fabozzi 1948	Trustee (Since 2018)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale's Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2018)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (e)
John M. Perlowski 1964	Trustee (Since 2018); President and Chief Executive Officer (Since 2018)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; and W. Carl Kester, 1995.

(d) Each Trustee is also a board member of the BlackRock Fixed-Income Complex. Mr. Perlowski is also a board member of the BlackRock Multi-Asset Complex.

(e) Mr. Perlowski is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2018)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2018)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2018)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2018)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2018)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Trust's Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Capital Investment Advisors, LLC

Wilmington, DE 19809

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	41

Additional Information

General Information

The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charters or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Fundamental Periodic Repurchase Policy

The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less any repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a)	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b)	The periodic interval between repurchase request deadlines will be approximately 3 months.

(c)	The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the period ended December 31, 2019, the Fund conducted three repurchase offers, each for up to 5% of its outstanding Common Shares, pursuant to Rule 23c-3 under the 1940 Act, and no shares were repurchased as there were no Common Shares tendered for repurchase.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

EUR	Euro

GBP	British Pound

USD	U.S. Dollar

Portfolio Abbreviations

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

OTC	Over-the-Counter

S&P	Standard & Poor’s

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	43

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CRST-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Strategies Fund	$59,670	N/A	$0	N/A	$20,000	N/A	$0	N/A

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Includes fees for the Fund and the Fund’s subsidiary.

4 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Strategies Fund	$20,000	N/A

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a) Not Applicable

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Jeff Cucunato, Managing Director at BlackRock, David Delbos, Managing Director at BlackRock, Howard Levkowitz, Managing Director at BlackRock, and Patrick Wolfe, Managing Director at BlackRock. Messrs. Keenan, Cucunato, Delbos, Levkowitz and Wolfe are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Keenan, Cucunato, Delbos, Levkowitz and Wolfe have been members of the Fund’s management team since 2019.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.
Jeffrey Cucunato	Managing Director of BlackRock since 2005.
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Howard Levkowitz	Managing Director of BlackRock, Inc. since 2018; Chairman and CEO of TCP Capital Corp. since 2012; Managing Partner of Tennenbaum Capital Partners, LLC (TCP) since 2004; Co-Founder of TCP since 1999.
Patrick Wolfe

Managing Director of BlackRock, Inc. since 2019. Director of BlackRock, Inc. from 2018 to 2019; Director of Structured Credit of TCP since 2018; Vice President of Structured Credit of TCP from 2017 to 2018; Senior Associate of TCP from 2016 to 2017; Structured Credit Analyst of TCP from 2013 to 2016; Structured Credit Group of Deutsche Bank from 2007 to 2013.

(a)(2) As of December 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	19	31	15	0	10	13
	$32.02 Billion	$15.26 Billion	$7.21 Billion	$0	$8.78 Billion	$7.16 Billion
Jeffrey Cucunato	11	2	0	0	0	0
	$3.33 Billion	$210.0 Million	$0	$0	$0	$0
David Delbos	20	12	30	0	3	29
	$31.09 Billion	$12.25 Billion	$12.29 Billion	$0	$6.31 Billion	$12.27 Billion
Howard Levkowitz	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Patrick Wolfe	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Cucunato, Delbos, Levkowitz and Wolfe may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Cucunato, Delbos, Levkowitz and Wolfe may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James Keenan David Delbos	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Jeffrey Cucunato	Bloomberg Barclays US Credit Index
Howard Levkowitz Patrick Wolfe	None

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Messrs. Cucunato, Delbos and Keenan have deferred BlackRock, Inc. stock awards. Messrs. Levkowitz and Wolfe are eligible to receive deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	None
Jeffrey Cucunato	None
David Delbos	None
Howard Levkowitz	None
Patrick Wolfe	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies -- Not Applicable

Item 13 – Exhibits	attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Strategies Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Credit Strategies Fund

Date: March 6, 2020